Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Builders Firstsource Inc. (CUSIP 12008RAG2)


Date Purchased:			05/16/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		380,000


Total Principal Purchased
by the Portfolio *:		380,000 USD


Commission or Spread:		2.500%


Broker:				Credit Suisse Securities (USA) LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Lear Corp. (CUSIP 521865AT2)


Date Purchased:			01/14/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		560,000


Total Principal Purchased
by the Portfolio *:		560,000 USD


Commission or Spread:		1.313%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Delphi Corp. (CUSIP 247126AH8)


Date Purchased:			02/11/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		490,000


Total Principal Purchased
by the Portfolio *:		490,000 USD


Commission or Spread:		1.300%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Aramark Corp. (CUSIP 038521AL4)


Date Purchased:			02/22/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,430,000


Total Principal Purchased
by the Portfolio *:		1,430,000 USD


Commission or Spread:		1.250%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Huntsman International LLC (CUSIP 44701QBA9)


Date Purchased:			02/28/2013


Price Per Share:		98.500 USD


Shares Purchased
by the Portfolio *:		926,000


Total Principal Purchased
by the Portfolio *:		912,110 USD


Commission or Spread:		1.000%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Steel Dynamics, Inc. (CUSIP 858119AY6)


Date Purchased:			03/03/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		395,000


Total Principal Purchased
by the Portfolio *:		395,000 USD


Commission or Spread:		1.375%


Broker:				Merrill Lynch


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Western Refining, Inc. (CUSIP 959319AF1)


Date Purchased:			03/12/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		532,000


Total Principal Purchased
by the Portfolio *:		532,000 USD


Commission or Spread:		1.875%


Broker:				Deutsche Bank Securities, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Chesapeake Energy Corp. (CUSIP 165167CL9)


Date Purchased:			03/18/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		3,375,000


Total Principal Purchased
by the Portfolio *:		3,375,000 USD


Commission or Spread:		1.000%


Broker:				Morgan Stanley & Co. LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Graphic Packaging International, Inc. (CUSIP 38869PAK0)


Date Purchased:			03/25/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		739,000


Total Principal Purchased
by the Portfolio *:		739,000 USD


Commission or Spread:		1.463%


Broker:				Merrill Lynch


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Axiall Corp. (CUSIP 373200AY0)


Date Purchased:			01/17/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		576,000


Total Principal Purchased
by the Portfolio *:		576,000 USD


Commission or Spread:		1.500%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			BlackRock High Yield Portfolio


Security:			First Data Corp. (CUSIP 319963BH6)


Date Purchased:			03/26/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		2,416,000


Total Principal Purchased
by the Portfolio *:		2,416,000 USD


Commission or Spread:		1.250%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value
Portfolio Securities Purchases during an Underwriting involving Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Two Harbor Investment Corp. (CUSIP 90187B101)


Date Purchased:			03/19/2013


Price Per Share:		13.460 USD


Shares Purchased
by the Portfolio *:		299,683


Total Principal Purchased
by the Portfolio *:		4,033,733 USD


Commission or Spread		0.185%


Broker:				Credit Suisse Securities (USA) LLC


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value
Portfolio Securities Purchases during an Underwriting involving Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Developers Diversified Realty (CUSIP 23317H102)


Date Purchased:			05/16/2013


Price Per Share:		18.900 USD


Shares Purchased
by the Portfolio *:		210,181


Total Principal Purchased
by the Portfolio *:		3,972,421 USD


Commission or Spread		0.684%


Broker:				Keybanc Capital Markets, Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value
Portfolio Securities Purchases during an Underwriting involving Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			ING US, Inc. (CUSIP 45685E106)


Date Purchased:			05/02/2013


Price Per Share:		19.500 USD


Shares Purchased
by the Portfolio *:		288,966


Total Principal Purchased
by the Portfolio *:		5,634,837 USD


Commission or Spread		0.700%


Broker:				Morgan Stanley & Co. LLC


Member:				Goldman Sachs & Co.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Aflac, Inc. (CUSIP 001055AL6)


Date Purchased:			06/03/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		500,000 USD


Commission or Spread		2.500%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Allstate Corp. (CUSIP 020002AZ4)


Date Purchased:			06/04/2013


Price Per Share:		99.803 USD


Shares Purchased
by the Portfolio *:		407,000


Total Principal Purchased
by the Portfolio *:		406,198 USD


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Baxter International, Inc. (CUSIP 071813BJ7)


Date Purchased:			06/04/2013


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		431,000


Total Principal Purchased
by the Portfolio *:		430,957 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Chevron Corp. (CUSIP 166764AG5)


Date Purchased:			06/17/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		686,000


Total Principal Purchased
by the Portfolio *:		686,000 USD


Commission or Spread:		0.180%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Chevron Corp. (CUSIP 166764AH3)


Date Purchased:			06/17/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		425,000


Total Principal Purchased
by the Portfolio *:		425,000 USD


Commission or Spread:		0.200%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			EMC Corp. (CUSIP 268648AQ5)


Date Purchased:			06/03/2013


Price Per Share:		99.760 USD


Shares Purchased
by the Portfolio *:		1,639,000


Total Principal Purchased
by the Portfolio *:		1,635,066 USD


Commission or Spread:		0.580%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Ingersoll-Rand Global Holding Co., Ltd. (CUSIP 45687AAK8)


Date Purchased:			06/17/2013


Price Per Share:		99.850 USD


Shares Purchased
by the Portfolio *:		400,000


Total Principal Purchased
by the Portfolio *:		399,400 USD


Commission or Spread:		0.600%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Rio Tinto Finance plc (CUSIP 76720AAM8)


Date Purchased:			06/14/2013


Price Per Share:		99.086 USD


Shares Purchased
by the Portfolio *:		1,200,000


Total Principal Purchased
by the Portfolio *:		1,189,032 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Wisconsin Electric Power Co. (CUSIP 976656CF3)


Date Purchased:			06/10/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		840,000


Total Principal Purchased
by the Portfolio *:		840,000 USD


Commission or Spread:		0.600%


Broker:				KeyBanc Capital Markets


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			ADT Corp. (CUSIP 00101JAD8)


Date Purchased:			01/07/2013


Price Per Share:		99.986 USD


Shares Purchased
by the Portfolio *:		125,000


Total Principal Purchased
by the Portfolio *:		124,983 USD


Commission or Spread:		0.630%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			American Honda Finance (CUSIP 02666QM26)


Date Purchased:			02/12/2013


Price Per Share:		99.943 USD


Shares Purchased
by the Portfolio *:		219,000


Total Principal Purchased
by the Portfolio *:		218,875 USD


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			BMW Vehicle Lease Trust (CUSIP 09657YAB8)


Date Purchased:			01/16/2013


Price Per Share:		99.999 USD


Shares Purchased
by the Portfolio *:		874,000


Total Principal Purchased
by the Portfolio *:		873,993 USD


Commission or Spread:		0.180%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			BMW Vehicle Lease Trust (CUSIP 09657YAC6)


Date Purchased:			01/16/2013


Price Per Share:		99.984 USD


Shares Purchased
by the Portfolio *:		381,000


Total Principal Purchased
by the Portfolio *:		380,939 USD


Commission or Spread:		0.250%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			CarMax Auto Owner Trust (CUSIP 14313LAC0)


Date Purchased:			02/06/2013


Price Per Share:		99.997 USD


Shares Purchased
by the Portfolio *:		453,000


Total Principal Purchased
by the Portfolio *:		452,986 USD


Commission or Spread:		0.230%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Comcast Corp. (CUSIP 20030NBH3)


Date Purchased:			01/08/2013


Price Per Share:		99.161 USD


Shares Purchased
by the Portfolio *:		1,480,000


Total Principal Purchased
by the Portfolio *:		1,467,583 USD


Commission or Spread:		0.650%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Directv Holdings LLC/Directv Fin. Co., Inc. (CUSIP 25459HBH7)


Date Purchased:			01/10/2013


Price Per Share:		99.127 USD


Shares Purchased
by the Portfolio *:		282,000


Total Principal Purchased
by the Portfolio *:		279,538 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Anheuser-Busch Inbev Finance, Inc. (CUSIP 035242AC0)


Date Purchased:			01/14/2013


Price Per Share:		99.427 USD


Shares Purchased
by the Portfolio *:		310,000


Total Principal Purchased
by the Portfolio *:		308,224 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Freeport-McMoran Copper & Gold, Inc. (CUSIP 35671DBE4)


Date Purchased:			02/28/2013


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		29,000


Total Principal Purchased
by the Portfolio *:		28,997 USD


Commission or Spread:		0.560%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Freeport-McMoran Copper & Gold, Inc. (CUSIP 35671DBF1)


Date Purchased:			02/28/2013


Price Per Share:		99.962 USD


Shares Purchased
by the Portfolio *:		113,000


Total Principal Purchased
by the Portfolio *:		112,957 USD


Commission or Spread:		0.630%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Arrow Electrics, Inc. (CUSIP 042735BB5)


Date Purchased:			02/12/2013


Price Per Share:		99.481 USD


Shares Purchased
by the Portfolio *:		49,000


Total Principal Purchased
by the Portfolio *:		48,746 USD


Commission or Spread:		0.600%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Atmos Energy Corp. (CUSIP 049560AL9)


Date Purchased:			01/08/2013


Price Per Share:		99.812 USD


Shares Purchased
by the Portfolio *:		460,000


Total Principal Purchased
by the Portfolio *:		459,135 USD


Commission or Spread:		0.880%


Broker:				Mitsubishi UFJ Secuirites


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Paccar Financial Corp. (CUSIP 69371RL20)


Date Purchased:			02/05/2013


Price Per Share:		99.864 USD


Shares Purchased
by the Portfolio *:		117,000


Total Principal Purchased
by the Portfolio *:		116,841 USD


Commission or Spread:		0.200%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Santander Drive Auto Receivables Trust (CUSIP 80283FAB2)


Date Purchased:			01/09/2013


Price Per Share:		99.994 USD


Shares Purchased
by the Portfolio *:		464,000


Total Principal Purchased
by the Portfolio *:		463,971 USD


Commission or Spread:		0.170%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Trans-Canada PipeLines, Ltd. (CUSIP 89352HAH2)


Date Purchased:			01/10/2013


Price Per Share:		99.823 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		349,381 USD


Commission or Spread:		0.450%


Broker:				HSBC Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCC4)


Date Purchased:			02/25/2013


Price Per Share:		99.593 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		248,983 USD


Commission or Spread:		0.450%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Zoetis, Inc. (CUSIP 98978VAC7)


Date Purchased:			01/15/2013


Price Per Share:		99.268 USD


Shares Purchased
by the Portfolio *:		26,000


Total Principal Purchased
by the Portfolio *:		25,810 USD


Commission or Spread:		0.750%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Zoetis, Inc. (CUSIP 98978VAF0)


Date Purchased:			01/16/2013


Price Per Share:		99.943 USD


Shares Purchased
by the Portfolio *:		93,000


Total Principal Purchased
by the Portfolio *:		92,947 USD


Commission or Spread:		0.600%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Canadian Imperial Bank (CUSIP 136069FA4)


Date Purchased:			01/16/2013


Price Per Share:		99.919 USD


Shares Purchased
by the Portfolio *:		330,000


Total Principal Purchased
by the Portfolio *:		329,733 USD


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Conagra Foods, Inc. (CUSIP 205887BP6)


Date Purchased:			01/15/2013


Price Per Share:		99.956 USD


Shares Purchased
by the Portfolio *:		104,000


Total Principal Purchased
by the Portfolio *:		103,954 USD


Commission or Spread:		0.400%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Daimler Finance North America LLC (CUSIP 233851AU8)


Date Purchased:			01/07/2013


Price Per Share:		99.583 USD


Shares Purchased
by the Portfolio *:		328,000


Total Principal Purchased
by the Portfolio *:		326,633 USD


Commission or Spread:		0.300%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Jefferies Group, Inc. (CUSIP 472319AL6)


Date Purchased:			01/15/2013


Price Per Share:		99.721 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,163 USD


Commission or Spread:		0.450%


Broker:				Jefferies & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Jefferies Group, Inc. (CUSIP 472319AM4)


Date Purchased:			01/15/2013


Price Per Share:		98.790 USD


Shares Purchased
by the Portfolio *:		112,000


Total Principal Purchased
by the Portfolio *:		110,645 USD


Commission or Spread:		0.880%


Broker:				Jefferies & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Core Bond Portfolio


Security:			Penske Truck Leasing Co. LP (CUSIP 709599AL8)


Date Purchased:			01/14/2013


Price Per Share:		99.783 USD


Shares Purchased
by the Portfolio *:		80,000


Total Principal Purchased
by the Portfolio *:		79,826 USD


Commission or Spread:		0.500%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			ADT Corp. (CUSIP 00101JAH9)


Date Purchased:			01/07/2013


Price Per Share:		99.986 USD


Shares Purchased
by the Portfolio *:		27,000


Total Principal Purchased
by the Portfolio *:		26,996 USD


Commission or Spread:		0.630%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Comcast Corp. (CUSIP 20030NBH3)


Date Purchased:			01/08/2013


Price Per Share:		99.161 USD


Shares Purchased
by the Portfolio *:		303,000


Total Principal Purchased
by the Portfolio *:		300,458 USD


Commission or Spread:		0.650%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Consolidated Edison Co. of New York, Inc. (CUSIP 209111FC2)


Date Purchased:			02/25/2013


Price Per Share:		99.304 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		297,912 USD


Commission or Spread:		0.880%


Broker:				UBS Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			DirectTV Holdings LLC/DirectTV Fin. Co., Inc. (CUSIP 25459HBH7)


Date Purchased:			01/10/2013


Price Per Share:		99.127 USD


Shares Purchased
by the Portfolio *:		141,000


Total Principal Purchased
by the Portfolio *:		139,769 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Anheuser-Busch Inbev Finance, Inc. (CUSIP 035242AA4)


Date Purchased:			01/14/2013


Price Per Share:		99.347 USD


Shares Purchased
by the Portfolio *:		1,000,000


Total Principal Purchased
by the Portfolio *:		993,470 USD


Commission or Spread:		0.450%


Broker:				Deutsche Bank Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Freeport-McMoran Copper & Gold, Inc. (CUSIP 35671DBE4)


Date Purchased:			02/28/2013


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		73,000


Total Principal Purchased
by the Portfolio *:		72,993 USD


Commission or Spread:		0.560%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Arrow Electrics, Inc. (CUSIP 042735BB5)


Date Purchased:			02/12/2013


Price Per Share:		99.481 USD


Shares Purchased
by the Portfolio *:		26,000


Total Principal Purchased
by the Portfolio *:		25,865 USD


Commission or Spread:		0.600%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Paccar Financial Corp. (CUSIP 69371RL20)


Date Purchased:			02/05/2013


Price Per Share:		99.864 USD


Shares Purchased
by the Portfolio *:		217,000


Total Principal Purchased
by the Portfolio *:		216,705 USD


Commission or Spread:		0.200%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Trans-Canada PipLines, Ltd. (CUSIP 89352HAH2)


Date Purchased:			01/10/2013


Price Per Share:		99.823 USD


Shares Purchased
by the Portfolio *:		500,000


Total Principal Purchased
by the Portfolio *:		499,115 USD


Commission or Spread:		0.450%


Broker:				HSBC Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			UnitedHealth Group, Inc. (CUSIP 91324PCC4)


Date Purchased:			02/25/2013


Price Per Share:		99.593 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		298,779 USD


Commission or Spread:		0.450%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Zoetis, Inc. (CUSIP 98978VAC7)


Date Purchased:			01/15/2013


Price Per Share:		99.268 USD


Shares Purchased
by the Portfolio *:		43,000


Total Principal Purchased
by the Portfolio *:		42,685 USD


Commission or Spread:		0.750%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Zoetis, Inc. (CUSIP 98978VAF0)


Date Purchased:			01/16/2013


Price Per Share:		99.943 USD


Shares Purchased
by the Portfolio *:		52,000


Total Principal Purchased
by the Portfolio *:		51,970 USD


Commission or Spread:		0.600%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Daimler Finance North America LLC (CUSIP 233851AU8)


Date Purchased:			01/07/2013


Price Per Share:		99.583 USD


Shares Purchased
by the Portfolio *:		205,000


Total Principal Purchased
by the Portfolio *:		204,146 USD


Commission or Spread:		0.300%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Jefferies Group, Inc. (CUSIP 472319AM4)


Date Purchased:			01/15/2013


Price Per Share:		98.790 USD


Shares Purchased
by the Portfolio *:		42,000


Total Principal Purchased
by the Portfolio *:		41,492 USD


Commission or Spread:		0.880%


Broker:				Jefferies & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Penske Truck Leasing Co. LP (CUSIP 709599AL8)


Date Purchased:			01/14/2013


Price Per Share:		99.783 USD


Shares Purchased
by the Portfolio *:		93,000


Total Principal Purchased
by the Portfolio *:		92,798 USD


Commission or Spread:		0.500%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Allstate Corp. (CUSIP 020002AZ4)


Date Purchased:			06/04/2013


Price Per Share:		99.803 USD


Shares Purchased
by the Portfolio *:		173,000


Total Principal Purchased
by the Portfolio *:		172,659 USD


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Baxter International, Inc. (CUSIP 071813BJ7)


Date Purchased:			06/04/2013


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		57,000


Total Principal Purchased
by the Portfolio *:		56,994 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Boston Properties, Ltd. Partnership (CUSIP 10112RAW4)


Date Purchased:			06/18/2013


Price Per Share:		99.694 USD


Shares Purchased
by the Portfolio *:		227,000


Total Principal Purchased
by the Portfolio *:		226,305 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Chevron Corp. (CUSIP 166764AG5)


Date Purchased:			06/17/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		176,000


Total Principal Purchased
by the Portfolio *:		176,000 USD


Commission or Spread:		0.180%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			EMC Corp. (CUSIP 268648AQ5)


Date Purchased:			06/03/2013


Price Per Share:		99.760 USD


Shares Purchased
by the Portfolio *:		594,000


Total Principal Purchased
by the Portfolio *:		592,574 USD


Commission or Spread:		0.580%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Ingersoll-Rank Global Co., Ltd. (CUSIP 45687AAH5)


Date Purchased:			06/17/2013


Price Per Share:		99.815 USD


Shares Purchased
by the Portfolio *:		135,000


Total Principal Purchased
by the Portfolio *:		134,750 USD


Commission or Spread:		0.650%


Broker:				Bank of America


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Rio Tinto Finance plc (CUSIP 76720AAL0)


Date Purchased:			06/14/2013


Price Per Share:		99.708 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		249,270 USD


Commission or Spread:		0.250%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation
Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Global Active Allocation Portfolio


Security:			Trans-Canada Pipelines (CUSIP 89352HAJ8)


Date Purchased:			06/28/2013


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		300,000 USD


Commission or Spread:		0.450%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			Gogo, Inc. (CUSIP 38046C109)


Date Purchased:			06/20/2013


Price Per Share:		17.000 USD


Shares Purchased
by the Portfolio *:		43,100


Total Principal Purchased
by the Portfolio *:		732,700 USD


Commission or Spread:		$1.190


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			JPMorgan Small Cap Value Portfolio


Security:			NanoString Technologies, Inc. (CUSIP 63009R109)


Date Purchased:			06/26/2013


Price Per Share:		10.000 USD


Shares Purchased
by the Portfolio *:		98,700


Total Principal Purchased
by the Portfolio *:		987,000 USD


Commission or Spread:		0.700%


Broker:				Morgan Stanley & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Loomis Sayles Global Markets Portfolio
Securities Purchases during an Underwriting involving
Natixis Securities North America subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			Loomis Sayles Global Markets Portfolio


Security:			Jefferies Group, Inc. (CUSIP 472319AL6)


Date Purchased:			01/15/2013


Price Per Share:		99.721 USD


Shares Purchased
by the Portfolio *:		55,000


Total Principal Purchased
by the Portfolio *:		54,847 USD


Commission or Spread:		0.450%


Broker:				Jefferies & Co.


Member:				Natixis Securities North America


Met Investors Series Trust Pioneer Strategic Income Portfolio
Securities Purchases during an Underwriting involving
UniCredit subject to Rule 10f-3
under the Investment Company Act of 1940.

For the period 01/01/13 through 06/30/13


Portfolio:			Pioneer Strategic Income Portfolio


Security:			Dtek Finance plc (CUSIP 23339BAA7)


Date Purchased:			03/26/2013


Price Per Share:		98.989 USD


Shares Purchased
by the Portfolio *:		1,600,000


Total Principal Purchased
by the Portfolio *:		1,583,824 USD


Commission or Spread:		0.000%


Broker:				JPMorgan Securities, Inc.


Member:				UniCredit